December 20, 2006

THE DREYFUS FAMILY OF FUNDS

Supplement to Current Prospectus

The following information supplements the information contained in the Prospectus under the caption "Management":

On December 4, 2006, Mellon Financial Corporation and The Bank of New York announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, The Dreyfus Corporation, the fund's investment adviser, currently an indirect wholly-owned subsidiary of Mellon Financial Corporation, would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York's and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial Corporation and The Bank of New York expect the transaction to be completed in the third quarter of 2007.